UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2011

REGENCY CENTERS CORPORATION
REGENCY CENTERS, L.P.
(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation)	1-12298	59-3191743
Delaware (Regency Centers, L.P.)	0-24763	59-3429602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida		32202
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number including area code: (904) 598-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

Non-Qualified Deferred Compensation Plan

As reported in our Combined Quarterly Report of Regency Centers Corporation (the “Company”) and Regency Centers, L.P (the “Operating Partnership”) on Form 10-Q for the quarterly period ended March 31, 2011, the Company determined that it had not properly accounted for a non-qualified deferred compensation plan (“NQDCP”) or the unvested restricted stock awards which are deferred into the NQDCP in previously filed financial statements. The Company determined it should have been consolidating the assets, liabilities, and activities of the NQDCP and the unvested restricted stock awards which are deferred into the NQDCP should have been treated as liability-classified awards since they permit settlement in assets other than Company stock.

In the Combined Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2011, the Company corrected its Consolidated Balance Sheet as of December 31, 2010 and the Consolidated Balance Sheet of the Operating Partnership as of December 31, 2010, for the effects of consolidating the NQDCP and accounting for restricted stock awards that have been deferred into the plan as liability-classified awards. Similar corrections were also reflected in the Consolidated Statements of Operations and Consolidated Statements of Cash Flows for the three months ended March 31, 2010. These corrections were not considered material to prior period financial statements and their effects on net income (loss) attributable to common stockholders for the years ended December 31, 2010, 2009, and 2008 were noted.

The Company considered the guidance in ASC Topic 250 in evaluating whether a restatement of previously issued financial statements is required as a result of an error contained in such financial statements. ASC Topic 250 requires that corrections of errors be reported by restatement of prior periods if the error is material and in accordance with the guidance, the Company evaluated the materiality of the errors from qualitative and quantitative perspectives. The Company believes the errors and related corrections are not material to its previously issued historical consolidated financial statements.

The purpose of this Current Report is to provide information as to the effects of the immaterial corrections on our previously issued historical consolidated financial statements that were addressed in the Combined Annual Report of the Company and its Operating Partnership on Form 10-K for the year ended December 31, 2010. The information included herein as Exhibit 99.1 shows the impact of the immaterial corrections on the selected financial data for the five years ended December 31, 2010 and on the quarterly financial data for each of the quarters in the years ended December 31, 2010 and 2009.

This Current Report does not reflect any events occurring after December 31, 2010 or modify or update the disclosures in the 2010 Form 10-K that may have been affected by subsequent events, except as required to reflect the effects of the immaterial corrections related to the NQDCP.

This Current Report should be read in conjunction with the Combined Annual Report of the Company and its Operating Partnership on Form 10-K for the year ended December 31, 2010 and subsequent reports filed with the U.S. Securities Exchange Commission.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit 99.1     Selected financial data for the five years ended December 31, 2010 and quarterly financial data for each of the quarters in the years ended December 31, 2010 and 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 23, 2011	REGENCY CENTERS CORPORATION and REGENCY CENTERS, L.P.
/s/ J. Christian Leavitt J. Christian Leavitt, Senior Vice President and Treasurer (Principal Accounting Officer)

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